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                                                    Exhibit 10.4



                                 AMENDMENT NO. 1
                                       TO
                           FIRST AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

                                  July 21, 2000

Industrial Systems Associates, Inc.
3220 Tillman Drive
Suite 200
Bensalem, Pennsylvania  19020

Ladies and Gentlemen:

                  Reference is made to the First Amended and Restated Loan and Security Agreement dated as of April 27, 2000 among Industrial Systems Associates, Inc. ("Borrower"), the Lenders party thereto ("Lenders") and Bank of America, N.A., as Agent for the Lenders (the "Loan Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

                  Borrower has requested that Lenders agree to amend the Loan Agreement in certain respects, including without limitation, to extend its term and provide for certain interest rate reductions upon the achievement by Borrower of certain financial benchmarks. Lenders have agreed to the foregoing, on the terms and conditions contained herein.

                  Therefore, the parties hereto agree as follows:

                  1. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

                   (a) The definition of "Adjusted Net Earnings" in Section 1.1 of the Loan Agreement is amended by inserting the following at the end of such definition:

     , including, without limitation, the gain arising from the sale of INTERMAT by SDI

                   (b) The definition of "Fixed Charges" in Section 1.1 of the Loan Agreement is amended and restated in its entirety to read as follows:

                   "FIXED CHARGES" means, for any fiscal period, on a consolidated basis, the sum of (i) interest expense (whether paid or accrued) deducted in determining Adjusted Net Earnings from Operations for such period, (ii) cash taxes for such period (other than the portion of any cash taxes arising from


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          SDI's sale of INTERMAT), (iii) cash dividend payments by SDI during such period, (iv) principal payments on Debt for Borrowed Money (excluding payments of the Revolving Loans) during such period, and
          (v) Capital Expenditures (if positive) during such period to the extent not financed by Debt for Borrowed Money (provided, that for purposes of this CLAUSE (V), Revolving Loans shall not be Debt for Borrowed Money).

                   (c) The definition of "Stated Termination Date" in Section
1.1 of the Loan Agreement is amended and restated in its entirety to read as follows:

                  "STATED TERMINATION DATE" means May 8, 2002.

                   (d) Section 9.10 of the Loan Agreement is amended by inserting the following sentence at the end thereof:

         Notwithstanding the foregoing, the Borrower may make Distributions and loans to Affiliates not otherwise permitted by this SECTION 9.10 so long as the amount of all such Distributions and loans plus the Capital Expenditures permitted by the last sentence of SECTION 9.23 does not exceed $30,000,000.

                   (e) Section 9.23 of the Loan Agreement is amended by inserting the following sentence at the end thereof:

         Notwithstanding the foregoing, the Borrower may make Capital Expenditures not otherwise permitted by this SECTION 9.23 so long as the amount of all such Capital Expenditures plus the Distributions and loans permitted by the last sentence of SECTION 9.10 does not exceed $30,000,000.

                   (f) The definition of Availability in Section 1.1 of the Loan Agreement is amended by deleting the following: "MINUS (C) a reserve in the amount of $5,000,000 pertaining to the loans made by the Borrower to the Mexican Subsidiaries;".

                   (g) That part of the definition of Applicable Margin appearing before Chart I in Section 1.1 of the Loan Agreement is amended and restated in its entirety to read as follows:

                  "APPLICABLE MARGIN" means:

                   (a) with respect to Base Rate Revolving Loans, (i) (x) at all times until Availability falls below $25,000,000 on any day and (y) at any time thereafter that Availability is at least $25,000,000 and has been at least $25,000,000 at all times during the immediately preceding period of 30 consecutive days, except, in each case, when a Default or an Event of Default has occurred and is continuing, 0%, and
          (ii) at all other times (including when a Default or Event of Default has occurred and is continuing), the per annum percentage set forth below in Chart I in the column entitled "Applicable


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          Margin for Base Rate Revolving Loans" opposite the Senior Funded Debt to EBITDA Ratio for the most recently ended Fiscal Quarter for which the Agent has received the certificate required under SECTION 7.2(e) (such that adjustments to such per annum percentage occur on the first day of the calendar month after the date the Agent receives the certificate required under SECTION 7.2(e) for a Fiscal Quarter), and

                   (b) with respect to LIBOR Revolving Loans, (i) (x) at all times until Availability falls below $25,000,000 on any day and (y) at any time thereafter that Availability is at least $25,000,000 and has been at least $25,000,000 at all times during the immediately preceding period of 30 consecutive days, except, in each case, when a Default or an Event of Default has occurred and is continuing, 1.5%, and (ii) at all other times (including when a Default or Event of Default has occurred and is continuing), the per annum percentage set forth below in Chart I in the column entitled "Applicable Margin for LIBOR Revolving Loans" opposite the Senior Funded Debt to EBITDA Ratio for the most recently ended Fiscal Quarter for which the Agent has received the certificate required under SECTION 7.2(e) (such that adjustments to such per annum percentage occur on the first day of the calendar month after the date the Agent receives the certificate required under SECTION 7.2(e) for a Fiscal Quarter).

                   (h) Section 9.24 of the Loan Agreement is amended by inserting the following at the end thereof:

          ; provided, the Borrower shall only be required to be in compliance with this SECTION 9.24 at the times specified below. If Availability falls below $25,000,000, on any day, compliance with this SECTION 9.24 will then be tested (x) as of the end of the Fiscal Quarter then most recently ended, and (y) at the end of each succeeding Fiscal Quarter unless Availability has not fallen below $25,000,000 for a period of 30 consecutive days prior to the end of such quarter.

                   2. SCOPE. This Amendment No. 1 to First Amended and Restated Loan and Security Agreement (the "Amendment") shall have the effect of amending the Loan Agreement and the other Loan Documents as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.


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                   3. CONDITIONS TO EFFECTIVENESS. This Amendment shall be
effective immediately upon (a) the execution and delivery of this Amendment by Agent and each Lender, acceptance hereof by the Borrower and the acknowledgment hereof by each guarantor of the Loan Agreement; and (b) A $75,000 extension and amendment fee payable to the Agent for the ratable account of the Lenders.

                                   Very truly yours,

                                   BANK OF AMERICA, N.A., as Agent and a Lender

                                   By /s/ Brian J. Wright
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   MELLON BANK, as a Lender

                                   By /s/ Daniel K. Clancy
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

Acknowledged and agreed to this
21ST day of July, 2000.
----

INDUSTRIAL SYSTEMS ASSOCIATES, INC.

By: /s/ John M. Sergey
    ---------------------------------------
Title:
      -------------------------------------


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                                 ACKNOWLEDGMENT

                  Each of the undersigned as of the date first written above (a) consents and agrees to the foregoing Amendment No. 1, (b) reaffirms its obligations under its Guaranty in favor of the Agent and the other Lenders and under the other Loan Documents to which it is a party, and (c) agrees that each reference in the Loan Documents to which it is a party to the Loan Agreement shall be a reference to the Loan Agreement as amended by Amendment No. 1.

Dated:  July 21, 2000

                                  STRATEGIC DISTRIBUTION, INC.

                                  By: /s/ JOHN M. SERGEY
                                      ----------------------------------------
                                  Title:
                                        --------------------------------------

                                  STRATEGIC DISTRIBUTION (CANADA) HOLDINGS, INC.

                                  By: /s/ JOHN M. SERGEY
                                      ----------------------------------------
                                  Title:
                                        --------------------------------------

                                  STRATEGIC DISTRIBUTION (CANADA)
                                  COMPANY/STRATEGIC (CANADA) DE
                                  COMPAGNIE DISTRIBUTION

                                  By: /s/ JOHN M. SERGEY
                                      ----------------------------------------
                                  Title:--------------------------------------


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